The Arbor Fund
                      U.S. Government Securities Money Fund
                             Prime Obligations Fund
                                  (the "Funds")

                      Supplement Dated November 25, 1996 to
                        the Prospectus Dated May 31, 1996

This supplement provides new and additional information beyond that contained in the Prospectus, and should be retained and read in conjunction with such Prospectus.

The Board of Trustees of the Arbor Fund have amended the time at which net asset value is calculated from 1:00 p.m. to 3:00 p.m., each business day. Therefore, the Funds have extended the times at which purchase orders and redemption requests may be made to 3:00 p.m.

The Prospectus relating to the U.S. Government Securities Money Fund and the Prime Obligations Fund of The Arbor Fund is hereby amended and restated as follows:

The fourth, fifth and seventh paragraphs under "How to Purchase Shares" beginning on page 6 are amended and restated, respectively, to read as follows:

                  A telephone order will become effective at the price determined at 3:00 p.m. Eastern time, and the shares purchased will receive the dividend on Fund shares declared on that day if such order is placed by 3:00 p.m. Eastern time, and federal funds are received by the Fund by 4:00 p.m. Eastern time, on that day.

                  In the case of wire orders, Shareholders whose payments are received in or converted into federal funds by 3:00 p.m. Eastern time will become effective at the price determined at 3:00 p.m. Eastern time, and the shares purchased will receive the dividend declared that day. Shareholders whose payments are received in or converted into federal funds after 3:00 p.m. Eastern time will begin to accrue dividends on the following business day.

                  A purchase order for shares will be executed at a per share price equal to the net asset value next determined after the purchase order is received and accepted by a Fund. Net asset value per share is determined as of 3:00 p.m. on each Business Day, based on the amortized cost method described in the Statement of Additional Information. The net asset value per share of a Fund is determined by dividing the total market value of the Fund's investments, using amortized cost valuations, and other assets, less any liabilities, by the total number of outstanding shares of the Fund.

The second paragraph under "How to Redeem Shares" beginning on page 7 is amended and restated to read as follows:

                  Shares may be redeemed by telephone unless the Shareholder has elected not to effect telephone redemptions on the account application. Telephone redemption orders must be placed prior to 3:00 p.m. Eastern time, on any Business Day in order to be effective on such day. If transfer by wire is requested and the order is placed prior to 3:00 p.m. Eastern time, the proceeds of the redemption ordinarily will be transmitted in federal funds on the same day and the shares will not receive the dividend declared on that day. If the request is received later than 3:00 p.m. Eastern time, the shares will receive the dividend on a Fund's shares declared on that day and the proceeds of redemption, if wire transfer is requested, ordinarily will be transmitted in federal funds on the next Business Day.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE